SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                Date of Report (Date of earliest event reported):
                                   May 3, 2002


                        HOME PROPERTIES OF NEW YORK, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                           Maryland 1-13136 16-1455126
                   ---------------- ------------ -------------
             (State or other jurisdiction (Commission (IRS Employer
                 of incorporation) File No.) Identification No.)


                  850 Clinton Square, Rochester, New York 14604
               (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code:  (585) 546-4900





                                 Not Applicable
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

       c.    Exhibits


         Exhibit 99.1   Press Release

         Exhibit 99.2   Supplemental Information

         Exhibit 99.3 First Quarter 2002 Earnings Conference Call Script and text of slides

Item 9.  REGULATION FD DISCLOSURE

     On May 3, 2002, the Registrant issued a press release announcing its results for the first quarter of 2002. The related press release is attached hereto as Exhibit 99.1.

     Attached as Exhibit 99.2 is information supplemental to the financial information contained in the May 3, 2002 press release.

     On May 3, 2002, the Registrant held its first quarter 2002 investor conference call. Also, the conference call included slides shown during the conference call, and the written description of those slides is included in the following script from that conference call. The script of the conference call and the text of the slides is attached as Exhibit 99.3 to this Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  May 3, 2002                   HOME PROPERTIES OF NEW YORK, INC.
                                      (Registrant)


                             By:      /s/ David P. Gardner
                                      --------------------
                                      David P. Gardner, Senior Vice President